Exhibit 10.2

AMENDMENT NO. 1 TO THE TAX RECEIVABLE AGREEMENT

This AMENDMENT NO. 1 TO THE TAX RECEIVABLE AGREEMENT (this “Amendment”), by and among OneStream, Inc., a Delaware corporation (the “Corporation”), OneStream Software LLC, a Delaware limited liability company (“OneStream”), and the Members party hereto, is effective as of January 6, 2026 (the “Effective Date”). Capitalized terms used but not defined herein have the meaning ascribed to such terms in the Tax Receivable Agreement (as defined below).

WHEREAS, the Corporation, OneStream and the Members party thereto entered into the Tax Receivable Agreement, dated as of July 23, 2024 (as amended by this Amendment, and as may be further amended, supplemented or otherwise modified from time to time, and together with the annexes, exhibits and schedules attached thereto, the “Tax Receivable Agreement”);

WHEREAS, pursuant to Section 7.5(c) of the Tax Receivable Agreement, any provision of the Tax Receivable Agreement may be amended if such amendment is approved in writing by each of (i) the Corporation and (ii) the Members who would be entitled to receive at least 50% of the total amount of the Early Termination Payments payable to all Members under the Tax Receivable Agreement if the Corporation had exercised its right of early termination on the date of the most recent Exchange prior to such amendment (excluding, for purposes of this clause (ii), all payments made to any Member pursuant to the Tax Receivable Agreement since the date of such most recent Exchange) (collectively, the “Requisite Members”);

WHEREAS, concurrently with the execution of this Amendment, the Corporation and OneStream are entering into the Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”) among Onward AcquireCo, Inc., a Delaware corporation (“Parent”), Onward Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent, Onward Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, the Corporation and OneStream.

WHEREAS, the audit committee of the Board and the Board have each (i) determined that it is fair to and in the best interest of the Corporation and its stockholders for the Corporation to enter into this Amendment and (ii) approved the Corporation’s execution, delivery and performance of this Amendment;

WHEREAS, the Corporation, as the sole manager of OneStream, has (i) determined that it is fair to and in the best interest of OneStream for OneStream to enter into this Amendment and (ii) approved OneStream’s execution, delivery and performance of this Amendment;

WHEREAS, the Members party hereto constitute the Requisite Members; and

WHEREAS, the Corporation, the Members party hereto and OneStream wish to amend and modify the Tax Receivable Agreement as set forth herein.

NOW, THEREFORE, the Corporation, the Members party hereto and OneStream agree as follows:

1. Amendment. The following new Section 4.4 is hereby added immediately after Section 4.3 of the Tax Receivable Agreement:

“Section 4.4

(a)

Notwithstanding anything to the contrary in this Agreement, upon the earlier of (i) the Company LLC Merger Effective Time (as defined in the Merger Agreement), provided that the Company Merger Effective Time (as defined in the Merger Agreement) occurs immediately following the Company LLC Merger Effective Time in accordance with the Merger Agreement, and (ii) in the event of a Superior Proposal Termination (defined below), the consummation of the Acquisition Transaction (as defined in the Merger Agreement) contemplated by the Superior Proposal (as defined in the Merger Agreement) that resulted in such Superior Proposal Termination (the earlier of such events, the “Qualifying Change of Control”), (A) this Agreement will terminate in full without any further action by the Corporation or any other Person and (B) no Early Termination Payment or Tax Benefit Payment will be made to any Member pursuant to this Agreement.

(b)

Subject to Section 2 of the Amendment, any and all Tax Benefit Payments, together with any other payments by, and all obligations and liabilities of, the Corporation and OneStream, and interest on any of the foregoing, in respect of amounts (a) payable to the Members as of the date of the Amendment, including the Tax Benefit Payments in respect of the Taxable Years ended December 31, 2025 and December 31, 2026, or (b) that may become payable to the Members on or after the date of the Amendment, in each case pursuant to this Agreement, will not be made. Subject to Section 2 of the Amendment, from and after the date of the Amendment, notwithstanding anything to the contrary in this Agreement, the Corporation and OneStream will not make any payments, or otherwise be liable for any obligations, pursuant to this Agreement, including, for the avoidance of doubt, any amounts payable, or liabilities or obligations due, pursuant to this Agreement in connection with a Change of Control or the transactions contemplated by the Merger Agreement or any other provision of Article IV of this Agreement, and all rights to any and all payments by, and all obligations and liabilities of, the Corporation and OneStream under this Agreement, be and hereby are extinguished in their entirety.

(c)

For purposes of this Agreement, (i) “Amendment” means the Amendment No. 1 to this Agreement, dated as of January 6, 2026, by and among the Corporation, the Members party thereto and OneStream, as amended, supplemented or otherwise modified from time to time and together with the annexes, schedules and exhibits thereto, (ii) “Merger Agreement” means the Agreement and Plan of Merger, dated as of January 6, 2026, by and among Onward AcquireCo, Inc., (“Parent”), Onward Merger Sub 2, LLC, Onward Merger Sub, Inc., the Corporation and OneStream, as amended, restated, supplemented or otherwise modified from time to time, and (iii) “Superior Proposal Termination” means termination of the Merger Agreement pursuant to Section 8.1(h) thereof and the subsequent entry by the Corporation into an Alternative Acquisition Agreement (as defined in the Merger Agreement) to consummate the Acquisition Transaction contemplated by the Superior Proposal giving rise to such termination. For the avoidance of doubt, any occurrence of a Qualifying Change of Control will be deemed to occur prior to any Change of Control for purposes of this Agreement.”

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2. Effectiveness. This Amendment will become effective as of the Effective Date. Upon the occurrence of a Termination Event (defined below), (i) this Amendment will, automatically and without further action by the Corporation, any Member, OneStream or any other Person, be void and of no further force and effect, (ii) the Tax Receivable Agreement will be deemed not to have been amended hereby, and (iii) any Tax Benefit Payments that would have been payable to the Members pursuant to the Tax Receivable Agreement, but for the provisions of Section 1 of this Amendment, will thereafter become payable to such Members in accordance with the terms of the Tax Receivable Agreement. For purposes of this Amendment, a “Termination Event” will be deemed to occur upon the earlier to occur of (i) the valid termination of the Merger Agreement in accordance with its terms (other than pursuant to a Superior Proposal Termination) and (ii) following a Superior Proposal Termination, the valid termination of the Alternative Acquisition Agreement contemplated by the Superior Proposal that resulted in such Superior Proposal Termination in accordance with the terms of such Alternative Acquisition Agreement.

3. Effect of Amendment. This Amendment will not constitute an amendment or modification of any other provision of the Tax Receivable Agreement not expressly referred to in Section 1 of this Amendment. Except as specifically modified or amended hereby (and then subject to Section 2), the Tax Receivable Agreement will remain unchanged and in full force and effect. References in the Tax Receivable Agreement to “this Agreement,” “herein,” “hereunder,” “hereto,” “hereof” and words of similar import will refer to the Tax Receivable Agreement as amended hereby, and references to the date of the Tax Receivable Agreement, and references to the “date hereof,” “the date of this Agreement” or words of similar meaning in the Tax Receivable Agreement, will continue to refer to July 23, 2024.

4. Representations and Warranties. Each of the parties hereto represents and warrants to the other parties hereto as follows (which representations and warranties will survive until the expiration of the applicable statute of limitations):

a.

Authorization of Transaction. Such party has all requisite power and authority (corporate or otherwise) to execute and deliver this Amendment, to effectuate the amendments contemplated by Section 1 hereof, and to perform its obligations hereunder. The execution and delivery by such party of this Amendment and the performance by such party of this Amendment and the consummation by such party of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of such party. This Amendment has been duly and validly executed and delivered by such party and constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.

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b.

Non-contravention. Neither the execution and delivery by such party of this Amendment, nor the consummation by such party of the transactions contemplated hereby, will (i) conflict with or violate any provision of the organizational documents of such party, (ii) require on the part of such party any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity (except for compliance with the applicable requirements of applicable securities laws and the rules and regulations promulgated thereunder), or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such party or any of its properties or assets.

c.

No Additional Representations. Such party acknowledges that no Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Corporation furnished or made available to such party and its representatives in connection with entering into this Amendment except as expressly set forth in this Amendment, the Tax Receivable Agreement, the Merger Agreement or the other documents entered into in connection with the transactions contemplated by the Merger Agreement.

5. Third Party Beneficiary. The parties hereto agree that (i) unless the Merger Agreement is terminated, Parent is an express third-party beneficiary of this Amendment and this Amendment will be enforceable by Parent, and (ii) following a Superior Proposal Termination and unless the Alternative Acquisition Agreement relating thereto is terminated, the purchaser or parent entity under such Alternative Acquisition Agreement (the “Alternative Parent Entity”) is an express third-party beneficiary of this Amendment and this Amendment will be enforceable by such Alternative Parent Entity. No provision of this Amendment may be amended, waived or modified unless such amendment, waiver or modification is approved in writing by (i) if prior to the termination of the Merger Agreement, the Members party hereto, the Corporation, OneStream and Parent and (ii) if following a Superior Proposal Termination, the Members party hereto, the Corporation, OneStream and the Alternative Parent Entity.

6. Further Assurances. Each party hereto agrees to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments and documents, and to do all such other acts and things, as may be required by law or as, in the reasonable judgment of the Corporation, may be necessary, advisable or appropriate to carry out the intent and purposes of this Amendment.

7. Entire Agreement. This Amendment constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

8. Miscellaneous. The provisions of Sections 7.1 (Notices), 7.2 (Counterparts), 7.4 (Severability), 7.5 (Right of First Refusal; Assignments; Amendments; Successors; No Waiver), 7.6 (Titles and Subtitles), 7.7 (Resolution of Disputes; Governing Law) and 7.11 (Confidentiality) of the Tax Receivable Agreement are incorporated herein by reference, mutatis mutandis, and will be binding upon the parties hereto.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed as of January 6, 2026.

ONESTREAM, INC.

By:	/s/ Thomas Shea
Name:	Thomas Shea
Title:	Chief Executive Officer

ONESTREAM SOFTWARE LLC

By:	/s/ Thomas Shea
Name:	Thomas Shea
Title:	Chief Executive Officer

[Signature page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed as of January 6, 2026.

MEMBERS
KKR DREAM HOLDINGS LLC

By:	/s/ Dave Welsh
Name: Dave Welsh
Title: Authorized Signatory

KKR AMERICAS XII (DREAM) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII
AIV L.P., its general partner
By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

KKR AMERICAS XII (DREAM II) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII
AIV L.P. , its general partner
By: KKR AMERICAS XII AIV GP LLC, its general partner

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

KKR AMERICAS XII EEA (DREAM) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII
AIV L.P., its general partner
By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

[Signature page to Amendment No. 1 to Tax Receivable Agreement]

KKR NGT (DREAM) BLOCKER PARENT L.P.

By: KKR ASSOCIATES NGT L.P., its general partner
By: KKR NEXT GEN TECH GROWTH LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

KKR NGT (DREAM) BLOCKER PARENT (EEA) L.P.

By: KKR ASSOCIATES NGT L.P., its general partner
By: KKR NEXT GEN TECH GROWTH LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

KKR WOLVERINE I LTD.

By: KKR Financial Management LLC

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

KKR TFO PARTNERS L.P.

By: KKR ASSOCIATES TFO L.P., its general partner
By: KKR TFO GP LIMITED, its general partner

By:	/s/ Jeff Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature page to Amendment No. 1 to Tax Receivable Agreement]

KKR CUSTOM EQUITY OPPORTUNITIES FUND L.P.

By: KKR ASSOCIATES CUSTOM EQUITY
OPPORTUNITIES L.P., its general partner
By: KKR CUSTOM EQUITY OPPORTUNITIES LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

KKR-MILTON STRATEGIC PARTNERS L.P.

By: KKR ASSOCIATES MILTON STRATEGIC L.P., its general partner
By: KKR MILTON STRATEGIC LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

KKR-PRIME AG FINANCING L.P.

By: K-PRIME HEDGE-FINANCE GP LIMITED, its general partner

By:	/s/ Sung Bum Cho
Name: Sung Bum Cho
Title: Authorized Signatory

[Signature page to Amendment No. 1 to Tax Receivable Agreement]